UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
IN RE. TOWER AUTOMOTIVE, INC., ET. AL.

DEBTOR(S)
TOWER AUTOMOTIVE, INC., ET.AL. (1)    CASE NO. 05-10578 (ALG)
                                      (JOINTLY ADMINISTERED)
                                      CHAPTER 11

                  TWENTY-THIRD MONTHLY OPERATING STATEMENT FOR
                        THE MONTH ENDED DECEMBER 31, 2006

DEBTORS ADDRESS:
27175 HAGGERTY ROAD
NOVI, MICHIGAN 48377

                                             MONTHLY DISBURSEMENTS: $111,644,283

DEBTORS' ATTORNEY:
RICHARD M. CIERI (RC-6062)

KIRKLAND & ELLIS LLP
CITIGROUP CENTER
153 EAST 53RD STREET
NEW YORK, NEW YORK 10022-4675
TELEPHONE: (212) 446-4800
FACSIMILE: (212) 446-4900

-AND-

ANUP SATHY (AS-4915)
KIRKLAND & ELLIS LLP
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601
TELEPHONE: (312) 861-2000
FACSIMILE: (312) 861-2200

                                        MONTHLY NET INCOME (LOSS): $(17,642,000)

REPORT PREPARER:
JAMES A. MALLAK
CHIEF FINANCIAL OFFICER
TOWER AUTOMOTIVE, INC.

THE UNDERSIGNED, HAVING REVIEWED THE ATTACHED REPORT AND BEING FAMILIAR WITH THE DEBTORS' FINANCIAL AFFAIRS, VERIFIES UNDER THE PENALTY OF PERJURY, THAT THE INFORMATION CONTAINED THEREIN IS COMPLETE, ACCURATE AND TRUTHFUL TO THE BEST OF MY KNOWLEDGE.

DATE: FEBRUARY 1, 2007          /S/ JAMES A. MALLAK
                         -------------------------------------------------------
                           JAMES A. MALLAK, CHIEF FINANCIAL OFFICER

------------
(1) THE DEBTORS IN THESE JOINTLY ADMINISTERED PROCEEDINGS ARE: TOWER AUTOMOTIVE, INC.; ALGOODS, USA, INC.; R.J. TOWER CORPORATION; TOWER AUTOMOTIVE BARDSTOWN, INC.; TOWER AUTOMOTIVE BOWLING GREEN, LLC; TOWER AUTOMOTIVE CHICAGO, LLC; TOWER AUTOMOTIVE FINANCE, INC.; TOWER AUTOMOTIVE GRANITE CITY, LLC; TOWER AUTOMOTIVE GRANITE CITY SERVICES, LLC; TOWER AUTOMOTIVE INTERNATIONAL, INC.; TOWER AUTOMOTIVE INTERNATIONAL HOLDINGS, INC.; TOWER AUTOMOTIVE INTERNATIONAL YOROZU HOLDINGS, INC.; TOWER AUTOMOTIVE LANSING, LLC; TOWER AUTOMOTIVE MADISON, LLC; TOWER AUTOMOTIVE MICHIGAN, LLC; TOWER AUTOMOTIVE MILWAUKEE, LLC; TOWER AUTOMOTIVE PLYMOUTH, INC.; TOWER AUTOMOTIVE PRODUCTS COMPANY, INC.; TOWER AUTOMOTIVE RECEIVABLES COMPANY, INC.; TOWER AUTOMOTIVE SERVICES AND TECHNOLOGY, LLC; TOWER AUTOMOTIVE TECHNOLOGY, INC.; TOWER AUTOMOTIVE TECHNOLOGY PRODUCTS, INC.; TOWER AUTOMOTIVE TOOL, LLC; TOWER SERVICES, INC.; AND TRYLON CORPORATION.

                             TOWER AUTOMOTIVE, INC.
                        INDEX TO MONTHLY OPERATING REPORT

DESCRIPTION                                                                                        PAGE(s)
------------------------------------------------------------------------------------------------   -------
NOTES                                                                                                1-3
CONSOLIDATED DEBTORS IN POSSESSION STATEMENT OF OPERATIONS FOR THE MONTH ENDED DECEMBER 31, 2006       4
CONSOLIDATED DEBTORS IN POSSESSION BALANCE SHEET AS OF NOVEMBER 30, 2006 AND DECEMBER 31, 2006         5
CONSOLIDATED DEBTORS IN POSSESSION STATEMENT OF CASH FLOWS (INDIRECT METHOD) FOR THE MONTH
  ENDED DECEMBER 31, 2006                                                                              6
CONSOLIDATED DEBTORS IN POSSESSION LIABILITIES SUBJECT TO COMPROMISE AS OF DECEMBER 31, 2006           7
CONSOLIDATED DEBTORS IN POSSESSION CERTIFICATION REGARDING PAYROLL, SALES, USE AND PROPERTY
  TAXES FOR THE MONTH ENDED DECEMBER 31, 2006                                                          8
DETAIL OF PAYROLL TAXES WITHHELD AND PAID                                                           8-12
STATEMENT REGARDING INSURANCE POLICIES                                                                12
DEBTORS IN POSSESSION DISBURSEMENTS FOR THE MONTH ENDED DECEMBER 31, 2006                             13

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                             TOWER AUTOMOTIVE, INC.
                     MONTHLY OPERATING REPORT, DECEMBER 2006

NOTES TO MONTHLY OPERATING REPORT

GENERAL

The unaudited financial statements and supplemental information contained herein, represents the consolidated financial information for the debtors only and does not include Tower Automotive, Inc.'s non-debtor subsidiaries. The Debtors are:

Tower Automotive, Inc. (the Company)                     Tower Automotive Madison, LLC
Algoods, USA, inc.                                       Tower Automotive Michigan, LLC
RJ Tower Corporation                                     Tower Automotive Milwaukee, LLC
Tower Automotive Bardstown, Inc.                         Tower Automotive Plymouth, Inc.
Tower Automotive Bowling Green, LLC                      Tower Automotive Products Company, Inc.
Tower Automotive Chicago, LLC                            Tower Automotive Receivables Company, Inc.
Tower Automotive Finance, Inc.                           Tower Automotive Services and Technology, LLC
Tower Automotive Granite City, LLC                       Tower Automotive, s.r.o.
Tower Automotive Granite City Services, LLC              Tower Automotive Technology, Inc.
Tower Automotive International, Inc.                     Tower Automotive Technology Products, Inc.
Tower Automotive International Holdings, Inc.            Tower Automotive Tool, LLC
Tower Automotive International Yorozu Holdings, Inc.     Tower Services, Inc.
Tower Automotive Lansing, LLC                            Trylon Corporation d/b/a Tower Automotive

The information furnished in this report includes primarily normal recurring adjustments. The information provided is subject to our normal year-end management review process, which has not been fully completed as of the filing of this report. Such review may result in adjustments to the information finished in this report. Such adjustments may be material.
Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the requirements of Accounting Principles Board Opinion No. 28 - "Interim Financial Reporting" and should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

The results of operations reflected in this report are not necessarily indicative of the results of operations of Tower Automotive, Inc. and all of its subsidiaries on a consolidated basis, as the consolidated financial statements include both debtors and non-debtors. Please refer to Tower Automotive, Inc.'s Forms 8-K, 10-K and 10-Q as filed with the United States Securities and Exchange Commission for further information.

CHAPTER 11 REORGANIZATION PROCEEDINGS

On February 2, 2005, Tower Automotive, Inc. and its United States subsidiaries ("Debtors") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code ("Bankruptcy Code") in the United States Bankruptcy Court Southern District of New York ("the "Court"). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession ("DIP") pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed.

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors' liabilities as of the petition date or to enforce pre-petition date contractual obligations are automatically stayed. Absent approval from the Court, the Debtors are prohibited from paying pre-petition obligations. In addition, as a consequence of the Chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Court. However, the Debtors have requested that the Court approve certain pre-petition liabilities, such as payments for the retention of certain legal and financial professionals, employee wages and benefits and

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                    - PAGE 1 -

                             TOWER AUTOMOTIVE, INC.
                    MONTHLY OPERATING REPORT, DECEMBER 2006

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

certain other pre-petition obligations. Since the filing, all orders sufficient to enable the Debtors to conduct normal business activities, including approval of the Debtors' DIP financing have been entered by the Court. While the Debtors are subject to Chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Court.

The provisions in Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7") apply to the Debtors' financial statements while the Debtors operate under the provisions of Chapter
11. SOP 90-7 does not change the application of generally accepted accounting principles in the preparation of financial statements. However, SOP 90-7 does require that the financial statements for periods including and subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

PETITION DATE FINANCIAL INFORMATION

The financial information filed as of the petition date is subject to change. Tower Automotive may, at a future date, amend its schedules for updated financial information.

INTERCOMPANY TRANSACTIONS

Intercompany transactions between the Debtors have been eliminated in this financial information. Intercompany transactions with the Company's non-debtor subsidiaries have not been eliminated in these financial statements and are reflected as intercompany receivables and payables.

INCOME TAXES

Tower Automotive accounts for income taxes on a consolidated basis. Accordingly, income tax expense/benefit and income tax assets and liabilities in the accompanying statements of operations and balance sheets, respectively, do not necessarily reflect the entities current income tax position for the periods presented.

DIP FINANCING

In February 2005, the Court approved a Revolving Credit, Term Loan and Guaranty Agreement ("DIP Agreement") with a national banking institution as agent for the lenders ("Lenders") and each of the Lenders.

The DIP Agreement provides for a $725 million commitment of debtor-in-possession financing comprised of a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $300 million and a term loan in the aggregate principal amount of $425 million. The proceeds of the term loan have been used to refinance the Debtors' obligation amounting to $425 million under the Credit Agreement. The proceeds of the revolving credit loans shall be used to fund the working capital requirements of the Debtors during the Chapter 11 proceedings. Obligations under the DIP Agreement are secured by a lien on the assets of the Debtors (which lien shall have first priority with respect to a significant portion of the Debtors' assets) and by a super-priority administrative expense claim in each of the bankruptcy cases.

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                    - PAGE 2 -

                             TOWER AUTOMOTIVE, INC.
                    MONTHLY OPERATING REPORT, DECEMBER 2006

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

Advances under the DIP Agreement will bear interest at a fixed rate per annum equal to (x) the greatest (as of the date the advance is made) of the prime rate, the Base CD Rate (as defined in the DIP Agreement) plus 1%, or the Federal Funds Effective Rate (as defined in the DIP Agreement) plus 0.5%, plus (y) 1.75% prior to the amendment and 2.75%, as amended, in the case of a loan under the revolving facility, or 2.25% prior to the amendment and 3.5%, as amended in the case of the term loan. Alternatively, the Debtors may request that advances be made at a variable rate equal to (x) the Adjusted LIBO Rate (as defined in the DIP Agreement), for a one-month, three-month, six-month, or nine-month period, at the election of Debtors, plus (y) 2.75% prior to the amendment and 3.75%, as amended, in the case of a loan under the revolving facility, or 3.25% prior to the amendment and 4.5%, as amended in the case of the term loan. In addition, the DIP Agreement obligates the Debtors to pay certain fees to the Lenders as described in the DIP Agreement.

The DIP Agreement contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including (without limitation) reporting requirements and maintenance of financial covenants. The DIP Agreement was amended by the lenders on January 30, 2007 and was effective January 31, 2007. The facility extends the maturity date from February 2, 2007 to August 2, 2007. In addition, such amendment amends certain covenants contained in the DIP Agreement. The DIP agreement also amended adjustments of certain interest rates based on the current economic environment.

The Debtors' obligations under the DIP Agreement may be accelerated following certain events of default, including (without limitation) failure to file a chapter 11 plan by May 2, 2007 that provides for the payment in full in cash of all DIP obligations on the effective date of such plan, any breach by the Debtors of any of the representations, warranties, or covenants made in the DIP Agreement or the conversion of any of the bankruptcy cases to a case under Chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to Chapter 7 of the Bankruptcy Code.

The DIP Agreement matures on August 2, 2007; however, the Debtors are obligated to repay all borrowings made pursuant to the DIP Agreement upon substantial consummation of a plan of reorganization of the Debtors that is confirmed pursuant to an order of the Bankruptcy Court.

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                    - PAGE 3 -

                             TOWER AUTOMOTIVE, INC.
                     MONTHLY OPERATING REPORT, DECEMBER 2006

                       CONSOLIDATED DEBTORS IN POSSESSION
                            STATEMENTS OF OPERATIONS
               (AMOUNTS IN THOUSANDS OF U.S. DOLLARS - UNAUDITED)

PRELIMINARY

                                                                DECEMBER 1, 2006 TO
                                                                 DECEMBER 31, 2006
                                                                -------------------
Revenues                                                              $  98,641
Cost of sales                                                           100,095
                                                                      ---------
   Gross profit                                                          (1,454)
Selling, general and administrative expenses                              2,565
Restructuring and asset impairment charges, net                           5,683
Other operating income                                                   (2,086)
                                                                      ---------
   Operating income (loss)                                               (7,616)
Interest expense                                                         10,075
Interest income                                                            (955)
Intercompany interest (income)/expense                                   (2,676)
Chapter 11 and related reorganization items                               3,616
                                                                      ---------

Income (loss) before provision for income taxes,
 equity in earnings of joint ventures, and minority interest            (17,676)
Provision (benefit) for income taxes                                        (84)
                                                                      ---------
Income (loss) before equity in earnings of joint ventures               (17,592)

Equity in earnings of joint ventures, net of tax                            (50)
                                                                      ---------
    Net income/(loss)                                                 $ (17,642)
                                                                      =========

   The accompanying notes are an integral part of this financial information.

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                   - PAGE 4 -

                             TOWER AUTOMOTIVE, INC.
                     MONTHLY OPERATING REPORT, DECEMBER 2006

                       CONSOLIDATED DEBTORS IN POSSESSION
                           CONSOLIDATED BALANCE SHEETS
               (AMOUNTS IN THOUSANDS OF U.S. DOLLARS - UNAUDITED)

PRELIMINARY

                                                                                 NOVEMBER 30, 2006    DECEMBER 31, 2006
                                                                                 -----------------    -----------------
Current Assets:
   Cash and cash equivalents                                                        $     4,377          $     5,705
   Accounts receivable                                                                  140,912              106,405
   Inventories                                                                           51,312               43,438
   Prepaid tooling and other                                                             14,453               23,454
                                                                                    -----------          -----------
     Total current assets                                                               211,054              179,002
Property, plant and equipment, net                                                      494,254              473,990
Investment in and advances to affiliates                                                778,621              781,186
Other assets, net                                                                        49,539               43,902
                                                                                    -----------          -----------
     Total assets                                                                   $ 1,533,468          $ 1,478,080
                                                                                    ===========          ===========

Current Liabilities Not Subject to Compromise:
Current maturities of long-term debt and capital lease obligations                  $    14,250          $         4
   Current maturities of debtor-in-possession borrowings                                605,000              595,000
   Accounts payable                                                                     126,184              117,817
   Accrued liabilities                                                                  104,440              101,084
                                                                                    -----------          -----------
     Total current liabilities                                                          849,874              813,905

Liabilities subject to compromise:                                                    1,401,922            1,300,151

Non-Current Liabilities Not Subject to Compromise:
   Long-term debt, net of current maturities                                             84,751               84,751
   Other noncurrent liabilities                                                          18,638               20,741
                                                                                    -----------          -----------
     Total liabilities                                                                2,355,185            2,219,548
                                                                                    -----------          -----------
Stockholders' Deficit:                                                                 (821,717)            (741,468)
                                                                                    -----------          -----------

Total liabilities and stockholders' deficit:                                        $ 1,533,468          $ 1,478,080
                                                                                    ===========          ===========

   The accompanying notes are an integral part of this financial information.

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                   - PAGE 5 -

                             TOWER AUTOMOTIVE, INC.
                     MONTHLY OPERATING REPORT, DECEMBER 2006

                       CONSOLIDATED DEBTORS IN POSSESSION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               (AMOUNTS IN THOUSANDS OF U.S. DOLLARS - UNAUDITED)

PRELIMINARY

                                                                       DECEMBER 1, 2006 TO
                                                                        DECEMBER 31, 2006
                                                                       -------------------
OPERATING ACTIVITIES:
Net loss                                                                  $   (17,642)

Adjustments required to reconcile net loss to net cash provided by
(used in) operating activities:
   Chapter 11 and related reorganization items, net                             1,518
   Restructuring and asset impairment, net                                     5,118
   Depreciation                                                                 9,007
   Equity in earnings of joint ventures, net                                       50
 Change in working capital and other operating items                           36,394
                                                                          -----------
Net cash provided by (used in) operating activities                            34,445
                                                                          -----------

INVESTING ACTIVITIES:
 Cash disbursed for purchase of property, plant and equipment                  (8,871)
                                                                          -----------
        Net cash used for investing activities                                 (8,871)
                                                                          -----------

FINANCING ACTIVITIES:
 Proceeds from non-Debtor in possession borrowings                                  -
 Repayments of non-Debtor in possession borrowings                            (14,246)
 Borrowings from DIP credit facility                                                -
 Repayments of borrowings from DIP credit facility                            (10,000)
   Net cash provided by (used in) financing activities                        (24,246)
                                                                          -----------

Net change in cash and cash equivalents:                                        1,328
                                                                          ===========

Cash and Cash Equivalents, beginning of period                            $     4,377
Cash and Cash Equivalents, end of period                                  $     5,705

   The accompanying notes are an integral part of this financial information.

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                   - PAGE 6 -

                             TOWER AUTOMOTIVE, INC.
                     MONTHLY OPERATING REPORT, DECEMBER 2006

                       CONSOLIDATED DEBTORS IN POSSESSION
                        LIABILITIES SUBJECT TO COMPROMISE
               (AMOUNTS IN THOUSANDS OF U.S. DOLLARS - UNAUDITED)

PRELIMINARY

                                                                         DECEMBER 31, 2006
                                                                         -----------------
LIABILITIES SUBJECT TO COMPROMISE:
Debt:
    5.75% Convertible senior debentures                                   $     124,999
    Due to Tower Automotive Capital Trust                                       258,750
    9.25% Senior Euro notes                                                     197,940
    12% Senior notes                                                            258,000
                                                                          -------------
Total debt                                                                      839,689
Pension and other post employment benefits                                      141,846
Pre-petition accounts payable and accruals                                      165,204
Accrued interest on debt subject to compromise                                   21,343
Executory Contracts                                                             115,706
Intercompany payable balances to non-Debtor subsidiaries                         16,363
                                                                          -------------
     Total                                                                $   1,300,151
                                                                          =============

   The accompanying notes are an integral part of this financial information.

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                   - PAGE 7 -

                             TOWER AUTOMOTIVE, INC.
                     MONTHLY OPERATING REPORT, DECEMBER 2006

TAX PAYMENT CERTIFICATION

Tower Automotive's US subsidiaries and Debtors have paid post petition tax payments as due. Tax bills which straddle the bankruptcy filing date have been split and accrued separately as pre petition and post petition amounts. The post petition amounts have been paid. Sales and payroll taxes for both pre petition and post petition periods have been paid in accordance with the Debtors' first day motions.

Any exceptions to this certification (amounts under dispute, ongoing audits for post petition periods etc.) are listed below.

      - We are currently under audit by several states for sales and use tax. Such audits may result in additional amounts due to various state agencies for sales and use tax. However, it is not possible to predict the outcome of such audits at the date of this report.

      - The State of Kentucky has notified us regarding failure to file certain sales and use tax returns as due. As a result of this notification from the State of Kentucky, we have undergone a review of all of our location's filing of sales and use tax returns. As a result of this review, we have determined that certain other locations are not filing sales and use tax returns. We intend to file these returns as soon as practicable. We believe that some of these returns will be filed with no amounts due.

PAYROLL TAXES WITHHELD AND PAID

All payroll taxes have been paid when due. Amounts shown as not paid (differences) are not due as of the date of this information or reflect payments of taxes withheld in previous periods, which became due in the current period. We periodically withhold and remit payroll taxes in various other state and local jurisdictions which are not listed in this schedule as no amounts were withheld or due during the period.

FEDERAL INCOME TAX WITHHOLDING
              Taxes                                     2,660,863.84
SOCIAL SECURITY - EMPLOYEE
              Taxes                                     1,254,278.28
SOCIAL SECURITY - EMPLOYER
              Taxes                                     1,253,661.71
MEDICARE - EMPLOYEE
              Taxes                                       317,134.75
MEDICARE - EMPLOYER
              Taxes                                       316,990.63
TOTAL TAXES WITHHELD                                    5,802,929.21
TOTAL TAXES PAID                                        5,261,678.09
                                                        ------------
              Difference                                  541,251.12

FUTA
              Taxes                                         5,437.56
              Paid                                                 -
                                                        ------------
              Difference                                    5,437.56

ILLINOIS UNEMPLOYMENT INSURANCE
              Taxes                                         6,601.68
              Paid                                                 -
                                                        ------------
              Difference                                    6,601.68

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                   - PAGE 8 -

                             TOWER AUTOMOTIVE, INC.
                     MONTHLY OPERATING REPORT, DECEMBER 2006

PAYROLL TAXES WITHHELD AND PAID (CONTINUED)

ILLINOIS WITHHOLDING
              Taxes                                      56,745.65
              Paid                                       48,677.99
                                                        ----------
              Difference                                  8,067.66

INDIANA UNEMPLOYMENT INSURANCE
              Taxes                                          46.39
              Paid                                               -
                                                        ----------
              Difference                                     46.39

INDIANA WITHHOLDING(ALSO LOCAL WITHHOLDINGS)
              Taxes                                      57,779.88
              Paid                                       41,500.39
                                                        ----------
              Difference                                 16,279.49

KENTUCKY UNEMPLOYMENT INSURANCE
              Taxes                                       1,644.35
              Paid                                               -
                                                        ----------
              Difference                                  1,644.35

KENTUCKY WITHHOLDING
              Taxes                                      14,693.11
              Paid                                       16,358.82
                                                        ----------
              Difference                                 (1,665.71)

KENTUCKY, BARDSTOWN
              Taxes                                       8,887.70
              Paid                                       15,961.64
                                                        ----------
              Difference                                 (7,073.94)

KENTUCKY, NELSON COUNTY
              Taxes                                         985.10
              Paid                                        1,895.34
                                                        ----------
              Difference                                   (910.24)

KENTUCKY, KREDA
              Taxes                                      82,956.67
              Paid                                               -
                                                        ----------
              Difference                                 82,956.67

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                   - PAGE 9 -

                             TOWER AUTOMOTIVE, INC.
                     MONTHLY OPERATING REPORT, DECEMBER 2006

PAYROLL TAXES WITHHELD AND PAID (CONTINUED)

MICHIGAN UNEMPLOYMENT INSURANCE
              Taxes                                      24,310.91
              Paid                                               -
                                                        ----------
              Difference                                 24,310.91

MICHIGAN WITHHOLDING
              Taxes                                     400,335.27
              Paid                                      394,972.81
                                                        ----------
              Difference                                  5,362.46

MICHIGAN, DETROIT
              Taxes                                      10,170.45
              Paid                                        6,878.95
                                                        ----------
              Difference                                  3,291.50

MICHIGAN, GRAND RAPIDS
              Taxes                                       1,397.34
              Paid                                        1,328.37
                                                        ----------
              Difference                                     68.97

MICHIGAN, PONTIAC
              Taxes                                          78.44
              Paid                                           55.12
                                                        ----------
              Difference                                     23.32

MICHIGAN, PORT HURON
              Taxes                                          84.07
              Paid                                               -
                                                        ----------
              Difference                                     84.07

MISSOURI WITHHOLDING
              Taxes                                          25.00
              Paid                                           25.00
                                                        ----------
              Difference                                         -

MISSISSIPPI UNEMPLOYMENT INSURANCE
              Taxes                                       2,813.33
              Paid                                               -
                                                        ----------
              Difference                                  2,813.33

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                   - PAGE 10 -

                             TOWER AUTOMOTIVE, INC.
                     MONTHLY OPERATING REPORT, DECEMBER 2006

PAYROLL TAXES WITHHELD AND PAID (CONTINUED)

MISSISSIPPI WITHHOLDING
                 Taxes                              35,335.00
                 Paid                               71,035.00
                                                   ----------
                 Difference                        (35,700.00)

OHIO SCHOOL DISTRICTS
                 Taxes                              10,831.95
                 Paid                               18,574.29
                                                   ----------
                 Difference                         (7,742.34)

OHIO UNEMPLOYMENT INSURANCE
                 Taxes                                 384.09
                 Paid                                       -
                                                   ----------
                 Difference                            384.09

OHIO WITHHOLDING
                 Taxes                              68,045.45
                 Paid                               59,727.72
                                                   ----------
                 Difference                          8,317.73

OHIO, BELLEVUE
                 Taxes                               9,988.48
                 Paid                                       -
                                                   ----------
                 Difference                          9,988.48

OHIO, BLUFFTON
                 Taxes                              10,731.44
                 Paid                                       -
                                                   ----------
                 Difference                         10,731.44

OHIO, TOLEDO
                 Taxes                                 216.86
                 Paid                                   56.73
                                                   ----------
                 Difference                            160.13

OHIO, CAREY
                 Taxes                                  93.60
                 Paid                                       -
                                                   ----------
                 Difference                             93.60

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                   - PAGE 11 -

                             TOWER AUTOMOTIVE, INC.
                     MONTHLY OPERATING REPORT, DECEMBER 2006

PAYROLL TAXES WITHHELD AND PAID (CONTINUED)

OHIO, TIFFIN
              Taxes                                    129.39
              Paid                                     151.33
                                                     --------
              Difference                               (21.94)

OHIO, FOSTORIA
              Taxes                                     25.32
              Paid                                      52.84
                                                     --------
              Difference                               (27.52)

OHIO, UPPER SANDUSKY
              Taxes                                  4,782.84
              Paid                                          -
                                                     --------
              Difference                             4,782.84

OHIO, HICKSVILLE
              Taxes                                    232.21
              Paid                                          -
                                                     --------
              Difference                               232.21

TENNESSEE UNEMPLOYMENT INSURANCE
              Taxes                                  2,316.02
              Paid                                          -
                                                     --------
              Difference                             2,316.02

WISCONSIN WITHHOLDING                                       -
              Taxes                                  9,574.27
              Paid                                   7,523.97
                                                     --------
              Difference                             2,050.30

STATEMENT REGARDING INSURANCE POLICES

All insurance policies for the Debtors have been fully paid or financed by methods acceptable under the DIP Agreement for the period covered by this report, including workers' compensation and disability insurance.

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                   - PAGE 12 -

                             TOWER AUTOMOTIVE, INC.
                     MONTHLY OPERATING REPORT, DECEMBER 2006

DISBURSEMENTS FOR THE MONTH ENDED DECEMBER 31, 2006

LEGAL ENTITY                                           MONTHLY DISBURSEMENTS
------------                                           ---------------------
Tower Automotive, Inc.                                     $          0
Algoods, USA, Inc.                                         $          0
RJ Tower Corporation                                       $  6,121,531
Tower Automotive Bardstown, Inc.                           $ 13,383,275
Tower Automotive Bowling Green, LLC                        $          0
Tower Automotive Chicago, LLC                              $  9,057,592
Tower Automotive Finance, Inc.                             $          0
Tower Automotive Granite City, LLC                         $     48,806
Tower Automotive Granite City Services, LLC                $    555,601
Tower Automotive International, Inc.                       $          0
Tower Automotive International Holdings, Inc.              $          0
Tower Automotive International Yorozu Holdings, Inc.       $          0
Tower Automotive Lansing, LLC                              $ 16,737,717
Tower Automotive Madison, LLC                              $          0
Tower Automotive Michigan, LLC                             $    652,882
Tower Automotive Milwaukee, LLC                            $    832,564
Tower Automotive Plymouth, Inc.                            $  4,345,883
Tower Automotive Products Company, Inc.                    $ 29,682,706
Tower Automotive Receivables Company, Inc.                 $          0
Tower Automotive Services and Technology, LLC              $          0
Tower Automotive, s.r.o.                                   $          0
Tower Automotive Technology, Inc.                          $ 10,602,910
Tower Automotive Technology Products, Inc.                 $          0
Tower Automotive Tool, LLC                                 $ 12,338,523
Tower Services, Inc.                                       $  1,262,519
Trylon Corporation d/b/a/ Tower Automotive                 $  6,021,774
                                                           ------------
                   TOTAL DISBURSEMENTS                     $111,644,283
                                                           ------------

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                   - PAGE 13 -